Crawford & Company Investor Presentation November 18, 2011 Exhibit 99.1

Forward Looking Statements
and Financial Information
Forward Looking Statements:
This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws.  Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations.  Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made.  Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-
looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period.  For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States Securities and Exchange Commission and available at www.sec.gov or in the
Investor Relations section of Crawford & Company’s website at
www.crawfordandcompany.com.
Revenues Before Reimbursements (“Revenues”)
Revenues Before Reimbursements are referred to as “Revenues” in both consolidated and segment charts, bullets and tables throughout this presentation.
Earnings Per Share:
In the 2011 third quarter, the Company paid a higher dividend on CRDA than on CRDB. This may result in a different earnings per share ("EPS") for each class of stock in the future due to the two-class method of computing EPS as required by the guidance in Accounting Standards Codification 260 -
"Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Further references to EPS will generally be only for CRDB, as that is the more dilutive measure.
Non-GAAP Financial Information:
For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

1

3

2

4

Crawford

BROADSPIRE
a Crawford Company

GCG
People. Power. Performance.

Crawford

Market-Leading Global Businesses
The world’s largest fully-integrated independent
provider of global claims management solutions.
EMEA-A/P
Americas
Broadspire
Legal Settlement
Administration
Serves the U.K., European,
Middle Eastern, African and
Asia Pacific markets
Serves the U.S., Canadian,
Caribbean and Latin
American markets
Serves large national
accounts, carriers and self-
insured entities
Provides administration for
class action settlements and
bankruptcy matters

THE BRITISH INSURANCE AWARDS 2011 WINNER SERVICE PROVIDER OF THE YEAR

LONDON MARKET LEADERS ORDER OF MERIT 2010

Australia & New Zealand Insurance Industry Awards 2010 WINNER

InformationWeek 500

2009 BUSINESS TECHNOLOGY INNOVATORS

New York Law Journal

RISK & INSURANCE

Crawford

Crawford’s Award-Winning Performance
Service Provider of the Year
Crawford & Company
With an unprecedented level of natural catastrophes
across the world in 2010 and 2011, Crawford seized the
opportunity to prove its global capabilities and has been
recognized as Service Provider of the Year for its efforts.
The British Insurance Awards 2011
Loss Adjuster of the Year
Crawford & Company Australia
Australia and New Zealand Insurance  Industry
Best Claims Administrator
GCG
The New York Law Journal - Best Vendors of 2010 and 2011
Risk Innovator of the Year
Risk and Insurance magazine
Loss Adjuster of the Year
Crawford & Company UK
London Market Leaders Order of Merit 2010 -
Global Broker & Underwriters' Annual London
Market Readers Survey
InfoWeek 500
2011 Award Winner Top 100
Insurance Industry Finalist
Annual listing of the nation's most
innovative users of Business Technology
InformationWeek magazine
Loss Adjuster of the Year
Crawford & Company Australia
Australia and New Zealand Insurance

CONSULTATION
ABSENCE MANAGEMENT
AUDIT
COUNTER FRAUD SERVICES
DATA SERVICES
EDUCATIONAL SERVICES
GLOBAL PROGRAMS
PRE- & POST-LOSS SERVICES
THE CRAWFORD SYSTEM OF CLAIMS SOLUTIONS℠
CLAIM SERVICES
ACCIDENT & HEALTH
FINANCIAL RISK
LIABILITY
MARINE & AVIATION
MOTOR/AUTO
PROPERTY
RECOVERY
WORKERS' COMPENSATION/ EMPLOYERS' LIABILITY
BUSINESS PROCESS OUTSOURCING
CLAIMS ADMINISTRATION
MEDICAL MANAGEMENT
LEGAL SETTLEMENT ADMINISTRATION
THIRD-PARTY ADMINISTRATION
MANAGED PROPERTY REPAIR
PRODUCT WARRANTY

The Crawford System of Claims Solutions SM The Crawford System is the most comprehensive global, integrated solution for all corporate, insurer, and re-insurer claims administration. 5

Global Footprint

World's largest independent provider of claims management solutions

Diverse customer base

Innovative Technology Platforms

Analytics

RiskTech

RSG/Dmitri

Claims Management System (CMS)

Command Center

Specialized Resources

Legal Settlement Administration (GCG)

Global Technical Services (GTS)

Global Catastrophe Response

Contractor Connection

Risk Sciences Group (RSG)

Gaining Market Share

North American vertical

Positioned to benefit from expected global consolidation of TPA vendors

Emerging Asia Pacific and

Latin American markets

Crawford

Crawford is uniquely positioned for global growth 6

Our Global Strength $1 Billion Revenue Company 700 Locations 70+ Countries 8,900 Employees 7

$400
$350
$300
$250
$200
338
332
331
335
335
349
358
1Q 2010
2Q
3Q
4Q
1Q 2011
2Q
3Q

Americas
•
U.S. Property and Casualty
• Market leader
• Technology innovation
• Benefit from U.S. market consolidation
•
Canada
• Strong relationships with top insurers
• End to end solutions
• Innovation and technology
•
Latin America & Caribbean
• Latin American emerging markets GDP
growth on average 5%
• Targeting markets in Brazil and Mexico
• Focus on GTS growth
Trailing 12 Months (“TTM”) Revenues
(in millions)

$340
$310
$280
$250
$220
$190
$160
$130
$100
269
277
278
286
297
314
332
1Q
2010
2Q
3Q
4Q
1Q
2011
2Q
3Q

•
United Kingdom
• EMEA/AP’s largest market
• Recruitment of GTS adjusters continues
• Strong commercial presence
•
CEMEA
• Expansion of TPA offerings
• Claims volume increasing
• Opportunity to grow market share
•
Asia/Pacific
• Catastrophe revenues should continue for
the balance of this year
• New market opportunities
TTM Revenues
(in millions)
EMEA/AP

$300
$250
$200
$150
$100
276
264
255
245
243
240
237
1Q 2010
2Q
3Q
4Q
1Q 2011
2Q
3Q

•
#3 in U.S. workers’ compensation
market
• Revenues stabilizing
•
Fully integrated service model
• Improved outcomes by teaming claims and
medical management
•
Superior outcomes measurement
• Quantifiable measurements providing
insight for continued program improvement
• Analytics
•
Exceptional medical protocols
• Shorter durations and focused strategy
drive early, successful return to work and
increased productivity
•
Technology
• Single source claim and data management
of complete program history
TTM Revenues
(in millions)
Broadspire

$300
$250
$200
$150
$100
$50
$0
87
85
103
164
204
230
234
1Q 2010
2Q
3Q
4Q
1Q 2011
2Q
3Q

Crawford

•
Core services:
• GCG Class Action Services provides
administrative services to expedite high-volume
class action settlements
• GCG Bankruptcy Services manages the
administration of Chapter 11 bankruptcy cases
• GCG Communications specializes in legal notice
programs for case administration worldwide
•
Special project pace will slow into 2012
•
Backlog of $72.5 million at September
30, 2011
TTM Revenues
(in millions)
Legal Settlement Administration

High Profile Specialized Resources: Worldwide Catastrophe Response Global Technical Services (GTS) Contractor Connection Garden City Group (GCG)

Crawford’s customer response to the unprecedented number
of global catastrophes has been rapid, nimble and innovative
Earthquake, tsunami
Japan, 11 March
Earthquake
New Zealand, 22 Feb
Cyclone Yasi
Australia, 2 Feb
Landslides, flash floods
Brazil, 12-16 Jan
Floods, flash floods
Australia,
Dec 2010-Jan 2011
Severe storms, tornadoes,
Hurricane Irene
USA, April-September
Severe storms, tornadoes
USA, 20–25 May
Wildfires
USA, May–June
Earthquake
New Zealand, 13 June
Floods
USA, April–June
Number of events: 355
Source: MR NatCatSERVICE

Global Technical Services
• The definitive solution for large, complex claims, providing the highest level of world-class talent and the industry’s
largest network to strategically manage large complex
losses anywhere on the globe
• Combining regional and local adjusting strengths to
leverage scale and capabilities as a global provider
• Tracking over 10,000 losses with $35 billion in reserves
• 425 fully accredited International Executive General
Adjusters deployed in 45 countries
• Advanced analytics based on segmentation of assignments
in 12 industry losses, 7 product lines and 35 perils
• Consolidated aggregation of data for trend analysis and
strategic planning
Noteworthy large losses
(reserves values)
2011 Australia,
$1.0 billion
2010 UK,
$650 million
2010 Chile
$633 million
2011 South Africa
$213 million
2010 UK,
$180 million

Contractor Connection – Managed Repair Solutions
•
Dominant insurance industry leader
•
Over 4,000 contractors in the U.S. & Canada
•
Projected over $1 billion in loss estimates in 2011
•
Average 20% revenue growth over the last five years
•
Partner with 50% of top 25 carriers
•
Expanding into consumer services, real estate, and financial markets
•
Expansion opportunities in Australia and Canada

– Largest securities class action administrator in the country
• Deep expertise in mega-case settlements
• GCG has been entrusted with more billion dollar+ securities settlements than all competitors combined
• No one handled more of the top 100 securities cases than GCG
• More than 500 associates in 12 offices nationwide
GCG
Best Claims Administrator – 2011 New York Law Journal
– Representative engagements:
• Antitrust: Visa/MasterCard Settlement
• Consumer: Contact Lens Settlement
• Securities: WorldCom Securities Litigation
• Mass Tort: Engle Tobacco Trust Fund
• Bankruptcy: General Motors
• Special Projects: Gulf Coast Claims Facility

Financial Review

$1,200
$1,100
$1,000
$900
$800
$700
$600
820
975
1049
970
1030
1115
2006
2007
2008
2009
2010
2011P*

$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
15
16
32
25
38
44
2006
2007
2008
2009
2010
2011P*

Crawford Financial Performance
• Revenue CAGR of 6.3% from 2006 to
projected 2011
• Revenue growth driven by strong
performance in Legal Settlement
Administration, organic growth in EMEA/AP,
and acquisitions
• Before a net special credit in 2011, CAGR of
non-GAAP adjusted net income attributable to
shareholders of Crawford & Company of
24.0% from 2006 to projected 2011*
• Strong cash generation
• Dividend reinstated in first quarter 2011 at
$0.02 per share; increased CRDA in third and
fourth quarters to $0.03 per CRDA share
* Based on the midpoint of the Company’s guidance as of November 7, 2011
Consolidated Revenues (in $ millions)
Non-GAAP Adjusted Net Income Attributable to
Shareholders of Crawford  & Company (in $ millions)

300
250
200
150
100
50
0
236
238
255
301
285
292
283
1Q 2010
2Q
3Q
4Q
1Q 2011
2Q
3Q

350
300
250
200
150
100
50
0
306
301
316
302
337
341
337
1Q 2010
2Q
3Q
4Q
1Q 2011
2Q
3Q

Nine Months 2011 Business Drivers
•
Revenues and earnings reflected
continued strong performance in Legal
Settlement Administration, due to a
special project
•
Americas’ rebound driven by U.S.
catastrophe activity
•
Organic growth in EMEA/AP primarily due
to weather-related claims in Australia and
the U.K.
•
Group claims increased 6.2% over the
prior year period
•
Including an arbitration award of $0.11
per share, diluted earnings per CRDB
share year-to-date were $0.75, compared
with $0.25 in the 2010 period
Revenues (in $ millions)
Cases (in 000’s)

Third Quarter 2011 Financials
Income Statement Highlights
Nine Months Ended September 30 2011 2010 % Change
Revenues $859,718 $728,940 18%
Costs of Services 629,292 538,142 17%
Selling, General, and Administrative Expenses 166,774 149,530 12%
Corporate Interest Expense, Net 12,396 11,732 6%
Arbitration Award and Special Charges (6,992)               4,650 nm
Goodwill Impairment Charge -                     7,303            nm
Total Costs and Expenses before Reimbursements 801,470 711,357 13%
Income Before Income Taxes 58,248 17,583 231%
Provision for Income Taxes 17,337              3,938 340%
Net Income 40,911 13,645 200%
Less:  Net (Loss) Income Attributable to Noncontrolling Interests (1)                       128               nm
Net Income Attributable to Shareholders of Crawford & Company $40,912 $13,517 203%
Earnings Per Share -- Basic
  Class A Common Stock $0.77 $0.26 196%
  Class B Common Stock $0.76 $0.26 192%
Earnings Per Share -- Diluted
  Class A Common Stock $0.76 $0.25 204%
  Class B Common Stock $0.75 $0.25 200%
Cash Dividends per Share:
  Class A Common Stock $0.07 -- nm
  Class B Common Stock $0.06 -- nm
nm=not meaningful
CRAWFORD  &  COMPANY
Unaudited
(In Thousands, Except Per Share Amounts and Percentages)

Third Quarter 2011 Financials
Crawford & Company
Balance Sheet Highlights
Unaudited
September 30, December 31,
2011 2010 Change
Cash and cash equivalents $68,034 $93,540 ($25,506)
Accounts receivable, net 179,024 142,521 36,503
Unbilled revenues, net 133,424 122,933 10,491
     Total receivables 312,448 265,454 46,994
Goodwill 127,756 125,764 1,992
Deferred revenues, net                    77,716 75,526 2,190
Pension liabilities 136,399 165,030 (28,631)
Current portion of long-term debt, capital leases
and short-term borrowings 24,720 2,891 21,829
Long-term debt, less current portion 217,005 220,437 (3,432)
     Total debt 241,725 223,328 18,397
Total stockholders' equity attributable to Crawford & Company 139,251 89,516 49,735
Net debt* 173,691 129,788 43,903
Total debt/capitalization 63% 71%
*Net debt is defined by the Company as long-term debt, capital leases and short-term borrowings, net of cash and cash equivalents.
(In Thousands, except percentages)

2011 Focus and Outlook

2011 Guidance
• Full Year 2011 Guidance issued as of November 7, 2011:
– Consolidated revenues before reimbursements between $1.10 billion and $1.13 billion
– Consolidated operating earnings between $83.0 million and $89.0 million
– Consolidated cash provided by operating activities between $30.0 million and $35.0 million
– After reflecting stock-based compensation expense, net corporate interest expense, customer-relationship intangible asset amortization expense, special credits and charges, and income taxes, net income attributable to shareholders of Crawford & Company on a GAAP basis between $45.0 million and $47.5 million, or $0.81 to $0.86 diluted earnings per CRDB share
– Before reflecting a net special credit of $1.6 million, or $0.04 per share, net income attributable to shareholders of Crawford & Company on a non-GAAP basis between $43.5 million and $46.0 million, or $0.77 to
$0.82 diluted earnings per CRDB share

Operational Focus
•
Bring Broadspire to an acceptable operating level
•
Significant debt reduction
•
Continue to grow revenue and operating earnings
•
Capitalize on global opportunities
•
Enhance shareholder returns

Crawford & Company Investor Presentation November 18, 2011

Appendix: Non-GAAP Financial Information
Measurements of financial performance not calculated in accordance with GAAP should  be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP.  Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies.
Reimbursements for Out-of-Pocket Expenses
In the normal course of our business, we sometimes pay for certain out-of-pocket expenses that are reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are reported as revenues and expenses in our Consolidated Statements of
Operations. In this presentation, we do not believe it is informative to include the GAAP-required gross up of our revenues and expenses for these pass-through reimbursed expenses. The amounts of reimbursed expenses and related revenues offset each other in our Consolidated Statements of Operations with no impact to our net income or loss. Unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses.
Net debt
Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents.  Management believes that net debt is useful because it provides investors with an estimate of what the Company’s debt would be if all available cash was used to pay down the debt of the Company.  The measure is not meant to imply that management plans to use all available cash to pay down debt.
Deferred Revenues, net
Deferred Revenues, net is computed as the sum of the current and noncurrent deferred revenues as reported on our Consolidated Balance Sheets less the sum of the current and noncurrent receivable held in trust to be released to us as payment to service these revenues.  The current portion of the receivable held in trust is reported as a component of Accounts Receivable and the noncurrent portion is reported as a component of Other Noncurrent Assets in our Consolidated Balance Sheets.  The funds represented by the amount of the receivable held in trust are released to the Company over time to partially offset the costs of servicing the deferred revenues. Management believes that subtracting the receivable held in trust from deferred revenues provides investors with a snapshot of what the net cash costs will be to service the deferred revenues in the future.
Non-GAAP Adjusted Net Income Attributable to Shareholders of Crawford & Company
Non-GAAP adjusted net income attributable to shareholders of Crawford & Company excludes Broadspire acquisition-related goodwill impairment charges and a related credit for a purchase price arbitration award.  Management believes this is useful to investors as it presents a measure that can be more easily compared to other periods that do not have such charges.

Reconciliation of Non-GAAP Items
(in $millions except Earnings Per Share Amounts) 2006 2007 2008
Revenues Before Reimbursements
Total Revenues 900 $      1,051 $   1,136 $    1,048 $      1,110 $    1,204 $
Reimbursements (80)         (76)         (87)           (78)            (80)           (89)
Revenues Before Reimbursements 820 $      975 $      1,049 $    970 $        1,030 $    1,115 $
(in $000s) 2011 Projected
Non-GAAP Adjusted Net Income Attributable to Shareholders of Crawford & Company Earnings Per CRDB Share
Net Income (Loss) Attributable to Shareholders of Crawford & Company 15 $       16 $       32 $         (116) $       28 $         46 $         $0.84
Goodwill Impairment Charge/(Special Credit) 141 $        11 $        (2) $
Tax Impact of Goodwill Impairment Charge/(Special Credit) -         -         -           -            141           (1)            10            -        (2)            (0.04)
Non-GAAP Adjusted Net Income Attributable to Shareholders of Crawford & Company 15 $       16 $       32 $         25 $          38 $         44 $         $0.80
2009 2010 2011 Projected*
*Midpoint of Company’s guidance as of November 7, 2011
*

Reconciliation of Non-GAAP Items (cont.)
(in $millions) 1Q 2Q 3Q 4Q 1Q 2Q 3Q
Revenues Before Reimbursements
Total Revenues
252 $      256 $      278 $      324 $      304 $      314 $      308 $
Reimbursements
(16)          (18)          (23)          (23)          (19)          (22)          (25)
Revenues Before Reimbursements
236 $      238 $      255 $      301 $      285 $      292 $      283 $
2010 2011

Reconciliation of Non-GAAP Items (cont.)

Crawford & Company
(in $ 000s)
September 30, December 31,
2011 2010
Deferred Revenues, Net
    Deferred revenues, current 50,454 $                       48,198 $
    Deferred revenues, noncurrent 28,623 30,048
       Total deferred revenues 79,077 78,246
Less:
    Receivable held in trust included in accounts receivable 1,361 1,661
    Receivable held in trust included in other noncurrent assets -                                      1,059
Deferred revenues, net 77,716 $                       75,526 $
Net Debt
Short-term borrowings 21,749 $                       - $
Current installments of long-term debt and capital leases 2,971 2,891
Long-term debt and capital leases, less current installments 217,005 220,437
   Total debt 241,725 223,328
Less:
   Cash and cash equivalents 68,034 93,540
Net debt 173,691 $                     129,788 $
Nine Months Ended Nine Months Ended
September 30, September 30,
2011 2010
Revenues Before Reimbursements
Total Revenues 926,409 $                     786,149 $
Reimbursements (66,691) (57,209)
Revenues Before Reimbursements 859,718 $                     728,940 $
Costs of Services Before Reimbursements
Total Costs of Services 695,983 $                     595,351 $
Reimbursements (66,691) (57,209)
Costs of Services Before Reimbursements 629,292 $                     538,142 $